UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 08, 2024

QuantumScape Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39345	85-0796578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1730 Technology Drive
San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 452-2000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Siva Sivaram as Chief Executive Officer and Board Member

On February 8, 2024, the Board of Directors (the “Board”) of QuantumScape Corporation (the “Company”) appointed Dr. Siva Sivaram, as the Company`s Chief Executive Officer (“CEO”) and as a member of the Board, effective February 15, 2024. To facilitate the appointment, the size of the Board was increased from 11 to 12 members.

Dr. Sivaram’s appointment is the culmination of a year-long succession plan initiated by the chairman of the Board and outgoing CEO, Jagdeep Singh, in consultation with the Board. Dr. Sivaram, now age 63, initially joined the Company as President in September 2023 to oversee the Company’s technology and manufacturing groups, as previously disclosed in the current report on form 8-K filed by the Company on July 31, 2023, which is incorporated herein by reference (the “Prior 8-K”). As CEO, Dr. Sivaram will lead all day-to-day business operations in this next phase of the Company’s growth.

Dr. Sivaram brings decades of experience taking complex emerging technologies into high-volume production, including building factories, establishing and managing partnerships and scaling production across the world.Most recently, he served as the President of Technology and Strategy at Western Digital, a leader in the data storage sector, where he led corporate strategy and technology. Prior to joining Western Digital, Dr. Sivaram was Executive Vice President of Memory Technology at SanDisk. Before that, he founded and headed Twin Creek Technologies, an American manufacturer specializing in novel solar cells and equipment, and held several leadership positions for global technology manufacturers, including Intel and Matrix Semiconductor – the pioneer in 3D semiconductors. Dr. Sivaram holds a Ph.D. and M.S. in materials science from Rensselaer Polytechnic Institute.

In connection with Dr. Sivaram’s appointment as CEO and upon recommendation of the Compensation Committee of the Board, the Board approved the following changes to Mr. Sivaram’s compensation arrangements: (i)annual base salary of $820,000, (ii) participation in the Company’s 2024 annual bonus program at 125% target of his 2024 earned salary, and (iii) grant of a restricted stock unit (“RSU”) award under the Company’s 2020 Equity Incentive Plan with a value of $17,206,000, consisting of a mix of performance-based (60%) and time-based (40%) vesting conditions, with performance-based RSUs vesting based on the achievement of specific milestones, and time-based RSUs vesting over four years, all subject to continued service with the Company through the applicable vesting date. His existing equity awards will continue to vest in accordance with their terms, subject to his continuing service. Dr. Sivaram will not receive additional compensation for his service on the Board.

Dr. Sivaram’s Change in Control and Severance Agreement will continue and he will also continue to be eligible to participate in the Company’s other general executive compensation and benefit programs described in the “Executive Compensation” section of the Proxy Statement, including indemnification and other agreements as referenced and defined in the Prior 8-K.
Dr. Sivaram has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), nor are any such transactions currently proposed. There is no arrangement or understanding between Dr. Sivaram and any other persons pursuant to which Dr. Sivaram was appointed as CEO and director. There are no family relationships between Dr. Sivaram and any of the Company’s directors or executive officers.

Transition of Jagdeep Singh away from Chief Executive Officer role and continuation as Board Chairman

On February 8, 2024, the Board accepted Jagdeep Singh’s request to transition from his role as CEO effective February 15, 2024, and also confirmed that Mr. Singh will be continuing in his capacity as Chairman of the Board. Mr. Singh has served as the Company's CEO and Chairman of the Board since he co-founded the Company in 2010.

Effective February 15, 2024, Mr. Singh will no longer receive any compensation for his service as CEO, other than the Company’s 2023 annual bonus already earned and scheduled to be paid out later in the month in the form of shares of the Company’s Class A Common Stock. The stock options granted to him under the Company’s 2021 Extraordinary Performance Award Program will terminate in connection with his transition away from the CEO role, in accordance with its terms. All of Mr. Singh’s other outstanding equity awards will continue to vest in accordance with their terms, subject to his continuing to serve as a service provider to the Company. Mr. Singh has waived any further participation in the standard compensation arrangements for non-employee directors under the Company’s Outside Director Compensation Policy.

Item 8.01 Other Events.

A press release related to the matters described in Item 5.02 of this Current Report on Form 8-K is furnished herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

The information in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements,” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, including, without limitation, statements regarding the Company’s plans and objectives for future operations and the prospects and timing of the management change. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements, including due to challenges related to the management transition, the building out of high volume processes, achieving the performance, quality, consistency, reliability, safety, cost and throughput required for commercial production and sale, changes in economic and financial conditions, and due to other factors discussed in the section titled “Risk Factors” in our Annual Report and Quarterly Reports and other documents filed with the Securities and Exchange Commission from time to time. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated February 14, 2024

104 Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuantumScape Corporation

Date:	February 14, 2024	By:	/s/ Michael McCarthy
Name: Michael McCarthy Title: Chief Legal Officer and Head of Corporate Development